SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)              July 12, 2000
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                            CONSOLIDATED PAPERS, INC.
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               (Exact name of registrant as specified in charter)


         Wisconsin                          0-1051                39-0223100
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(State of other jurisdiction             (Commission        (IRS Employer
   of incorporation)                     File Number)        Identification No.)



231 First Avenue North, Wisconsin Rapids, WI                       54495-8050
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 (Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code    (715) 422-3111
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                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.           OTHER EVENTS

         On July 12, 2000, the Registrant issued a press release announcing second quarter earnings, a copy of which is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

         99.1     Press Release dated July 12, 2000 issued by Registrant.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 12, 2000

                                                     CONSOLIDATED PAPERS, INC.

                                                     By: /s/ Carl H. Wartman
                                                         -----------------------
                                                         Carl H. Wartman
                                                         Secretary